UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2012 (April 30, 2012)

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 L Street, NW, Washington, DC	20005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 30, 2012, CoStar Group, Inc. (“CoStar”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) in connection with the completion of its acquisition of LoopNet, Inc. (“LoopNet”) pursuant to an Agreement and Plan of Merger dated April 27, 2011, as amended May 20, 2011 (the “Merger Agreement”), among CoStar, Lonestar Acquisition Sub, Inc., a wholly owned subsidiary of CoStar (“Merger Sub”), and LoopNet. Pursuant to the Merger Agreement, Merger Sub merged with and into LoopNet and LoopNet became a wholly-owned subsidiary of CoStar (the “Merger”). This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain financial statements of LoopNet and to present certain unaudited pro forma financial information in connection with the Merger, which financial statements and unaudited pro forma financial information are filed as exhibits hereto.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of LoopNet as of December 31, 2011 and December 31, 2010, the audited consolidated statements of income and cash flows of LoopNet for the years ended December 31, 2011, December 31, 2010 and December 31, 2009, and the notes related thereto, which were included in LoopNet's Annual Report on Form 10-K for the year ended December 31, 2011, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited condensed consolidated balance sheet of LoopNet as of March 31, 2012, the unaudited condensed consolidated statements of income and comprehensive income and cash flows of LoopNet for the three-month periods ended March 31, 2012 and March 31, 2011, and the notes related thereto, which were included in LoopNet's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of CoStar as of, and for the three months ended March 31, 2012, and for the fiscal year ended December 31, 2011, giving effect to the Merger, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.     Description

23.1	Consent of Independent Registered Public Accounting Firm, dated June 21, 2012.

99.1
Audited consolidated balance sheets of LoopNet as of December 31, 2011 and December 31, 2010, the audited consolidated statements of income and cash flows of LoopNet for the years ended December 31, 2011, December 31, 2010 and December 31, 2009, and the notes related thereto (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2011 filed by LoopNet (SEC File No. 000-52026) on February 24, 2012).

99.2
Unaudited condensed consolidated balance sheet of LoopNet as of March 31, 2012, the unaudited condensed consolidated statements of income and comprehensive income and cash flows of LoopNet for the three-month periods ended March 31, 2012 and March 31, 2011, and the notes related thereto (incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 filed by LoopNet (SEC File No. 000-52026) on April 27, 2012).

99.3	Unaudited pro forma condensed combined financial information of CoStar as of, and for the three months ended March 31, 2012, and for the year ended December 31, 2011, giving effect to the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date: June 21, 2012	/s/ Brian J. Radecki

Name: Brian J. Radecki
Title: Chief Financial Officer

Exhibit No.     Description

23.1	Consent of Independent Registered Public Accounting Firm, dated June 21, 2012.

99.1
Audited consolidated balance sheets of LoopNet as of December 31, 2011 and December 31, 2010, the audited consolidated statements of income and cash flows of LoopNet for the years ended December 31, 2011, December 31, 2010 and December 31, 2009, and the notes related thereto (incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2011 filed by LoopNet (SEC File No. 000-52026) on February 24, 2012).

99.2
Unaudited condensed consolidated balance sheet of LoopNet as of March 31, 2012, the unaudited condensed consolidated statements of income and comprehensive income and cash flows of LoopNet for the three-month periods ended March 31, 2012 and March 31, 2011, and the notes related thereto (incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 filed by LoopNet (SEC File No. 000-52026) on April 27, 2012).

99.3	Unaudited pro forma condensed combined financial information of CoStar as of, and for the three months ended March 31, 2012, and for the year ended December 31, 2011, giving effect to the Merger.

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